                                                                    Exhibit 99.1

                           GlobalSantaFe Fleet Status
                                 as of 12.05.02

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                                                                                                 Estimated              Additional
                              Rated                           Change from                        Current               Commitments
                              Water                             Previous                         Contract   Dayrate (in and Other
   Rig Name                   Depth Rig Design   Location         Month    Status     Start Date End Date   thousands) Information*
  ---------------------------------------------------------------------------------------------------------------------------------
  JACKUPS (44)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  Britannia                 200'  Bret           UK North                Contracted  early     early                 Dayrate
                                    Engineering    Sea                                 July 02   Sep 04                adjusted
                                                                                                                       every
                                                                                                                       3-months
                                                                                                                       based on
                                                                                                                       market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       Oct thru Dec
                                                                                                                       estimated in
                                                                                                                       mid $50s

 2  GSF Compact Driller       300'  MLT 116-C    Thailand           Yes    Contracted  late      late                  Dayrates
                                                                                       Aug 02    Aug 07                adjusted
                                                                                                                       every
                                                                                                                       3-months
                                                                                                                       based on
                                                                                                                       market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       Sep thru Dec
                                                                                                                       estimated in
                                                                                                                       mid $60s
                                                                                                                       (Upgrades
                                                                                                                       scheduled
                                                                                                                       Early May -
                                                                                                                       Late June)

 3  GSF Galaxy I              400'  F&G L-780    UK North           Yes    Contracted  early     late       high $90s  Followed by
                                    Mod VI       Sea                                   Aug 02    Feb 03                1-month
                                                                                                                       repairs

 4  GSF Galaxy II             400'  KFELS        East Canada        Yes    Contracted  early     early      high $120s Followed by
                                    Mod VI                                             Nov 01    Nov 03                2-week survey

 5  GSF Galaxy III            400'  KFELS        UK North           Yes    Contracted  early     late       low $110s  Followed by
                                    Mod VI       Sea                                   Dec 02    Dec 02                1-month
                                                                                                                       repairs

 6  Galveston Key             300'  MLT 116-C    Vietnam                   Contracted  early     late                  Dayrate
                                                                                       May 02    Oct 04                adjusted
                                                                                                                       monthly based
                                                                                                                       on market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       Nov thru Jan
                                                                                                                       estimated in
                                                                                                                       low $60s

 7  GSF Adriatic I            300'  MLT 116-C    Nigeria                   Contracted  late      early      low $70s
                                                                                       Jun 02    Jun 04

 8  Glomar Adriatic II        350'  MLT 116-C    Gulf of                   Contracted  late      late       mid $30s
                                                 Mexico                                Sep 02    Dec 02

 9  Glomar Adriatic III       350'  MLT 116-C    Gulf of            Yes    Contracted  early     late       mid $30s   Followed by
                                                 Mexico                                Oct 02    Dec 02                1-month
                                                                                                                       contract in
                                                                                                                       low $30s;
                                                                                                                       followed by
                                                                                                                       3-month
                                                                                                                       upgrades

10  GSF Adriatic IV           350'  MLT 116-C    Gulf of            Yes    Committed   early     late       mid $20s   Followed by
                                                 Mexico                                Dec 02    Dec 02                1-month
                                                                                                                       MOB to Egypt;
                                                                                                                       followed by
                                                                                                                       2-year
                                                                                                                       contract in
                                                                                                                       Mediterranean
                                                                                                                       Offshore
                                                                                                                       Egypt high
                                                                                                                       $50s

11  GSF Adriatic V            300'  MLT 116-C    Nigeria            Yes    Contracted  early     late       low $50s
                                                                                       Oct 02    Mar 04

12  GSF Adriatic VI           225'  MLT 116-C    MOB to             Yes    Committed   mid       late       high $60s
                                                 Nigeria                               Nov 02    Nov 03

13  Glomar Adriatic VII       350'  MLT 116-C    Trinidad           Yes    Shipyard    mid       early                 Followed by
                                                                                       Nov 02    Dec 03                5 1/2 month
                                                                                                                       contract in
                                                                                                                       low $50s

14  GSF Adriatic VIII         328'  MLT 116-C    Nigeria            Yes    Contracted  mid       late       low $50s
                                                                                       Oct 02    Mar 04

15  GSF Adriatic IX           350'  MLT 116-C    Gabon                     Contracted  late      mid        high $50s  Followed by
                                                                                       Jul 02    Jan 03                8-month
                                                                                                                       contract in
                                                                                                                       high $50s

16  Glomar Adriatic X         350'  MLT 116-C    Gulf of            Yes    Contracted  early     mid        low $30s
                                                 Mexico                                Sep 02    Dec 02

17  Glomar Adriatic XI        225'  MLT 116-C    UK North           Yes    Contracted  early     late       mid $50s   Followed by
                                                 Sea                                   Nov 02    Dec 02                1-month
                                                                                                                       contract in
                                                                                                                       mid $60s

18  GSF Baltic                375'  MLT SUPER300 Nigeria                   Contracted  early     early      mid $70s
                                                                                       Jul 02    Jul 04

19  Glomar High Island I      250'  MLT 82-SD-C  Gulf of            Yes    Contracted  early     late       mid $20s
                                                 Mexico                                Nov 02    Dec 02


20  Glomar High Island II     270'  MLT 82-SD-C  Gulf of                   Contracted  mid       early                 Dayrate
                                                 Mexico                                Sep 02    Mar 04                adjusted
                                                                                                                       monthly
                                                                                                                       based on
                                                                                                                       market
                                                                                                                       dayrate; rate
                                                                                                                       for Dec 02
                                                                                                                       estimated in
                                                                                                                       mid $20s

21  GSF High Island III       250'  MLT 82-SD-C  Gulf of            Yes    Contracted  early     late       high $20s
                                                 Mexico                                Sep 02    Dec 02

22  Glomar High Island IV     270'  MLT 82-SD-C  Gulf of                   Contracted  late      early      mid $20s
                                                 Mexico                                Oct 02    Dec 02

23  GSF High Island V         270'  MLT 82-SD-C  Gabon              Yes    Contracted  mid       early      low $60s   Followed by
                                                                                       Nov 02    Dec 02                1 1/2-month
                                                                                                                       contract in
                                                                                                                       high $50s;
                                                                                                                       followed by
                                                                                                                       2-month
                                                                                                                       contract in
                                                                                                                       low $50s

24  GSF High Island VII       250'  MLT 82-SD-C  Cameroon                  Contracted  mid       mid        mid $50s   Followed by
                                                                                       Oct 02    Dec 02                1 1/2-month
                                                                                                                       contract in
                                                                                                                       mid $50s

25  Glomar High Island VIII   250'  MLT 82-SD-C  Gulf of                   Contracted  early     late       high $20s
                                                 Mexico                                Aug 02    Dec 02

26  GSF High Island IX        250'  MLT 82-SD-C  Nigeria            Yes    Available   mid       mid                   Followed by
                                                                                       Nov 02    Jan 03                2-month
                                                                                                                       commitment in
                                                                                                                       mid $40s

27  GSF Labrador              300'  CFEMT-2005-C UK North           Yes    Contracted  mid       mid        mid $60s
                                                 Sea                                   Nov 02    Apr 03

28  Glomar Main Pass I        300'  F&G L780-II  Gulf of            Yes    Contracted  early     late       mid $20s
                                                 Mexico                                Oct 02    Feb 03

29  Glomar Main Pass IV       300'  F&G L780-II  Gulf of            Yes    Contracted  mid       mid        mid $20s   Followed by
                                                 Mexico                                Nov 02    Dec 02                2-month
                                                                                                                       contract in
                                                                                                                       high $20s

30  GSF Key Gibraltar         300'  MLT 84-C     Brunei             Yes    Contracted  mid       late       low $60s
                                    (modified)                                         Nov 02    Jan 03

31  Key Hawaii                300'  Mitsui 300-C Saudi Arabia              Contracted  early     late       low $30s   Followed by
                                                                                       Jan 01    Feb 03                1-week survey

32  GSF Key Manhattan         350'  MLT 116-C    Tunisia            Yes    Contracted  mid       mid        mid $60s   Followed by a
                                                                                       Apr 02    Jan 03                2 1/2-month
                                                                                                                       contract in
                                                                                                                       mid $60s

33  GSF Key Singapore         350'  MLT 116-C    Egypt              Yes    Contracted  mid       late       high $50s  Followed by
                                                                                       Jul 02    Dec 02                1-month
                                                                                                                       repairs;
                                                                                                                       followed by
                                                                                                                       5-month
                                                                                                                       contract in
                                                                                                                       high $50s;
                                                                                                                       followed by
                                                                                                                       1 1/2 month
                                                                                                                       repairs

34  GSF Magellan              350'  F&G L-780    UK North           Yes    Contracted  mid       mid        low $90s   Followed by
                                    Mod V        Sea                                   Sep 02    Jan 03                2-month
                                                                                                                       repairs

35  GSF Monarch               350'  F&G L-780    UK North                  Contracted  early     early      mid $70s
                                    Mod V        Sea                                   Apr 02    Dec 04

36  GSF Monitor               350'  F&G L-780    UK North           Yes    Contracted  mid       mid        high $90s  Followed by
                                    Mod V        Sea                                   Oct 02    Jan 03                3-month
                                                                                                                       contract in
                                                                                                                       mid $80s


37  GSF Parameswara           300'  Baker Marine Indonesia                 Contracted  late      late       low $70s   1-month
                                    BMC 300 IC                                         Oct 02    Nov 04                upgrades
                                                                                                                       scheduled
                                                                                                                       late Jan -
                                                                                                                       mid Feb

38  GSF Rig 103               250'  MLT 52-C     Qatar              Yes    Contracted  late      late       low $40s
                                                                                       Oct 02    Oct 04

39  GSF Rig 105               250'  MLT 52-C     Gulf of                   Contracted  mid       mid        mid $30s
                                                 Suez                                  Dec 01    Dec 02

40  GSF Rig 124               250'  Modec        Gulf of                   Contracted  early     mid        mid $30s
                                    200C-45      Suez                                  Mar 02    Feb 03

41  GSF Rig 127               250'  F&G L-780    Qatar              Yes    Contracted  early     late       low $40s
                                    Mod II                                             Jun 02    May 04

42  Rig 134                   300'  F&G L-780    Malaysia                  Contracted  early     late       low $60s
                                    Mod II                                             Sep 01    Oct 03

43  GSF Rig 136               300'  F&G L-780    Indonesia                 Contracted  late      late       high $60s
                                    Mod II                                             Sep 02    Feb 04

44  GSF Rig 141               250'  MLT 82-SD-C  Gulf of                   Contracted  early     early      mid $30s
                                                 Suez                                  Nov 01    May 03
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  SEMISUBMERSIBLES (9)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  GSF Aleutian Key        2,300'  F&G          Equatorial                Contracted  mid       mid        mid $80s
                                    Enhanced     Guinea                                Jul 02    Aug 03
                                    Pacesetter

 2  Glomar Arctic I         3,400'  F&G L-907    Gulf of            Yes    Contracted  mid       mid        low $40s
                                                 Mexico                                Nov 02    Dec 02

 3  Glomar Arctic III       1,800'  F&G L-907    UK North           Yes    Contracted  late      mid        mid $50s   Followed by
                                                 Sea                                   Oct 02    Dec 02                2-month
                                                                                                                       upgrades;
                                                                                                                       followed by
                                                                                                                       4-month
                                                                                                                       contract in
                                                                                                                       high $40s

 4  Glomar Arctic IV        1,800'  F&G L-907    UK North           Yes    Available   early     mid                   Followed by
                                                 Sea                                   Dec 02    Feb 03                7-month
                                                                                                                       commitment in
                                                                                                                       low $40s

 5  Glomar Celtic Sea       5,750'  F&G L-907    Gulf of            Yes    Contracted  late      mid        high $80s  Followed by a
                                                 Mexico                                Oct 02    Jan 03                4-month
                                                                                                                       commitment in
                                                                                                                       mid $80s

 6  Glomar Grand Banks      1,500'  AKER H-3.2   East Canada        Yes    Available   early     late                  Followed by
                                                                                       Dec 02    Feb 03                2-month
                                                                                                                       upgrade

 7  GSF Arctic II           1,200'  F&G L-907    MOB to                    Available                                   Cold stacked
                                                 to Poland

 8  GSF Rig 135             2,400'  F&G 9500     UK North           Yes    Shipyard    mid       mid                   Followed by
                                    Enhanced     Sea                                   Nov 02    Dec 02                2-week MOB;
                                    Pacesetter                                                                         followed by
                                                                                                                       18-month
                                                                                                                       commitment in
                                                                                                                       West Africa
                                                                                                                       mid $70s

 9  GSF Rig 140             2,400'  F&G 9500     UK North           Yes    Available
                                    Enhanced     Sea
                                    Pacesetter
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  DRILLSHIPS (4)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  Glomar C.R. Luigs       9,000'  GMDC         Gulf of            Yes    Contracted  early     mid        low $210's Followed by
                                                 Mexico                                Feb 02    Mar 03                1-month
                                                                                                                       upgrade


 2  Glomar Explorer         7,800'  GMDC         Gulf of                   Contracted  mid       mid        low $160s
                                                 Mexico                                Feb 01    Sep 03

 3  Glomar Jack Ryan        8,000'  GMDC         Australia          Yes    Contracted  late      early      low $220s
                                                                                       Oct 02    Sep 03

 4  Glomar R.F. Bauer       2,750'  GMDC         Equatorial                Available                                   Cold stacked
                                                 Guinea

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                                                                                                 Estimated              Additional
                             Rated                            Change from                        Current               Commitments
                            Drilling                            Previous                         Contract   Dayrate (in and Other
   Rig Name                  Depth  Rig Design   Location         Month    Status     Start Date End Date   thousands) Information*
  ---------------------------------------------------------------------------------------------------------------------------------
  PLATFORM (1)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  Rig 82                 20,000'  National     UK North                  Contracted            Evergreen  6,000      Active
                                    1320-UE      Sea                                                                   approximately
                                                                                                                       50% of the
                                                                                                                       year
  ---------------------------------------------------------------------------------------------------------------------------------
  LAND RIGS (31)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  Rig 92                 16,000'  National     Egypt                     Contracted  late      mid        low $10s   Followed by
                                    1320-UE                                            Oct 01    Dec 02                4-month
                                                                                                                       commitment in
                                                                                                                       low $10s

 2  Rig 94                 20,000'  Oilwell      Egypt              Yes    Committed   early     mid        low $9s
                                    E-2000                                             Nov 02    Nov 03

 3  Rig 97                 20,000'  Dreco        Venezuela                 Available

 4  Rig 102                16,000'  National     Kuwait-                   Contracted  early     late       low $10s
                                    110-UE       Saudi PNZ                             Jun 01    Dec 02

 5  Rig 104                20,000'  National     Egypt              Yes    Available
                                    1320-UE

 6  Rig 119                20,000'  Lee C. Moore Venezuela                 Available

 7  Rig 143                 6,500'  Ideco        Egypt                     Contracted  late      late       $5,000
                                    H 37 ED                                            Jul 02    Jul 03

 8  Rig 144                30,000'  Emsco C3 111 Saudi Arabia              Contracted  mid       mid        mid $10s
                                                                                       Jun 01    Aug 03

 9  Rig 146                10,000'  Kremco 750   Kuwait                    Contracted  early     mid        mid $10s
                                                                                       Sep 01    Jan 03

10  Rig 147                16,000'  National     Kuwait                    Available
                                    110-UE

11  Rig 150                11,500'  National     Oman                      Contracted  early     late       mid $10s
                                    80-UE                                              Oct 01    Sep 03

12  Rig 151                11,500'  National     Oman                      Contracted  early     mid        mid $10s   Followed by
                                    80-UE                                              Jan 01    Apr 03                6-month
                                                                                                                       commitment in
                                                                                                                       mid $10s

13  Rig 155                30,000'  Oilwell      Kuwait                    Contracted  early     early      high $10s
                                    E-3000      `                                      Sep 01    Sep 04

14  Rig 157                17,000'  Dreco        Saudi Arabia              Contracted  early     mid        low $10s
                                                                                       Jan 01    Oct 03

15  Rig 158                25,000'  Oilwell      Kuwait                    Contracted  early     early      high $10s
                                    E-2000                                             Sep 01    Sep 04

16  Rig 159                 8,000'  Cooper       Oman                      Available                                   Asset held
                                    LTO-750                                                                            for sale

17  Rig 160                12,000'  Dreco        Kuwait                    Contracted  early     early      mid $10s
                                    1250 E                                             Sep 01    Sep 04

18  Rig 161                12,000'  Dreco        Kuwait                    Contracted  early     early      mid $10s
                                    1250 E                                             Sep 01    Sep 04

19  Rig 169                16,000'  National     Kuwait                    Available
                                    110-UE

20  Rig 170                14,000'  National     Kuwait                    Available
                                    110-UE

21  Rig 171                10,000'  Oilwell      Kuwait-Saudi              Contracted  early     late       low $10s
                                    660-E        PNZ                                   Jul 01    Dec 02

22  Rig 172                10,000'  Oilwell      Kuwait                    Contracted  early     early      low $10s
                                    660-E                                              Sep 01    Sep 04

23  Rig 173                30,000'  Dreco        Saudi Arabia              Contracted  early     mid        mid $10s
                                                                                       Jan 01    Jun 03

24  Rig 174                30,000'  Pyramid      Saudi Arabia              Contracted  early     early      mid $10s
                                                                                       Jan 01    Aug 03

25  Rig 176                30,000'  Pyramid      Venezuela                 Available

26  Rig 177                30,000'  Dreco        Venezuela                 Available


27  Rig 178                20,000'  Pyramid      Venezuela                 Available


28  Rig 179                20,000'  Pyramid      Venezuela                 Available


29  Rig 180                30,000'  National     Kuwait                    Contracted  early     late       low $20s
                                    1625-UE                                            Jan 01    Apr 03

30  Rig 186                20,000'  Lee C. Moore Venezuela                 Available

31  Rig 187                20,000'  Lee C. Moore Venezuela                 Available
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
    *Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.